Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement (the "Agreement") is made by and between Capital Securities, LLC (“Capital Securities”), Blackstone Communications Company (“Blackstone Communications”), Carlos Bertonatti (“Bertonatti”), Worldwide PIN Payment Corp. (“Worldwide”), Qualmax, Inc./New World Brands, Inc. (“Qualmax”),  Bercos Communications, Inc. (“Bercos”), Luis Arias (“Arias”), Blackstone Calling Cards, Inc. (“Blackstone Calling”), Pinserve, LLC (“Pinserve”), Exigent Technology, Inc. (“Exigent”), Blackstone POS, Inc. (“Blackstone POS”), Touch-N-Buy, LLC (“Touch”), Jaime Costa (“Costa”), Angel Pacheco (“Pacheco”), and Ted Moffly (“Moffly”), an individual, (each referred to herein from time to time as a “Party” and collectively, as the “Parties”).  The term “Effective Date” as used in this Agreement, as between Qualmax on the one hand and Capital Securities, Bercos, Arias, Blackstone Calling, Pinserve, Exigent, Blackstone POS, and Touch on the other hand shall be March 31, 2008.  With respect to any undertakings involving parties other than Qualmax, the term “Effective Date” as used in this Agreement shall be the date the last of the executing Parties signs below.

Recitals

WHEREAS, Capital Securities and Blackstone Communications (collectively, the “Plaintiffs”) filed a lawsuit styled Capital Securities, LLC v. Carlos Bertonatti in the Circuit Court of the Eleventh Judicial Circuit of Florida in and for Miami-Dade County, Florida (the “Court”), Case No. 06-15824 CA 02 (the "Litigation") wherein Plaintiffs asserted claims against Defendants Bertonatti, Worldwide, and Qualmax;

WHEREAS, Bercos, Blackstone Communications, Bertonatti, and Worldwide (the “Counter-Plaintiffs”) filed a counterclaim against Arias, Blackstone Calling, Pinserve, Exigent, Blackstone POS, Capital Securities, and Touch in the Litigation;

WHEREAS, the Parties have denied each other’s claims; and

WHEREAS, the Parties wish to avoid the uncertainties and expense of further litigation in this matter;

WHEREAS, in order to facilitate settlement and not as any admission of liability or wrongdoing of any kind, Defendants have agreed to pay Blackstone Calling Cards, Inc. the sum of $50,000 toward its legal expenses in connection with this dispute, payable by cashiers check or attorney trust fund check within seven (7) days after the Effective Date;

NOW THEREFORE, in consideration of the mutual promises and for other valid consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

Agreement

1.   Incorporation of Recitals.  The Parties agree and acknowledge that the above recitals are true and correct and are incorporated into the Agreement as if set forth in full herein.

2.           Dismissal of Complaint with Prejudice.  Immediately following the Effective Date, the Plaintiffs agree to dismiss the Litigation, with prejudice, and hereby direct their attorneys to sign and file with the Court a Notice of Voluntary Dismissal With Prejudice of their complaint in the Litigation.

3.           Dismissal of Counterclaim with Prejudice.  Immediately following the Effective Date, the Counter-Plaintiffs agree to dismiss the Litigation, with prejudice, and hereby direct their attorneys to sign and file with the Court a Notice of Voluntary Dismissal With Prejudice of their counterclaim in the Litigation.

4.           Attorney’s Fees and Costs Incurred.  Except as otherwise provided herein, all of the Parties to the Litigation and this Agreement agree to bear their own attorney’s fees and costs incurred in the Litigation and in the negotiation and preparation of this Agreement.

5.           Cease and Desist.  Within one (1) business day following the Effective Date, Blackstone Communications, Moffly, Pacheco, Bertonatti, Costa, Worldwide, directly or indirectly, shall cease and desist from using the word “Blackstone”, or any variations of the word “Blackstone”, in commerce or otherwise and shall not at anytime thereafter, in perpetuity, be directly or indirectly associated in any way with any business that uses the word “Blackstone,” for any purpose whatsoever, including but not limited to, a business name, a website, or a domain name.

6.           Destruction of Documents and Materials.  Within one (1) business day following the Effective Date, Bertonatti, Costa, Pacheco, and Blackstone Communications shall destroy all materials bearing the word “Blackstone”, including, but not limited to, inventory, stationary, letterhead, signage, catalogs, contract forms, advertising and promotional materials, business forms, invoices, purchase orders, and business cards.  Blackstone Communications shall also, within this period, remove the word “Blackstone” from any and all vehicles and cancel any and all advertising utilizing the word “Blackstone.”

7.    Corporate Name.  Blackstone Communications, Bertonatti and Costa hereby represent and warrant that within five (5) days of the Effective Date, they will submit to the Florida Secretary of State suitable for filing all required documentation for changing Blackstone Communications’ corporate name so that it no longer employs the word “Blackstone”, or any formative variation thereof.  Blackstone Communications further agrees to undertake all efforts necessary to ensure that the Florida Secretary of State has accepted and filed Blackstone Communications’ name change such that all references to Blackstone Communications as the name of an active corporation have been removed.  Within fifteen (15) days of the Effective Date, Blackstone Communications shall furnish Blackstone Calling with certified copies of all name change documents furnished to and filed by the Florida Secretary of State and a certified copy of the name change which contains confirmation by the Florida Secretary of State of the effective date of the name change.

8.   Blackstone Communications Liabilities.  Worldwide, Costa and Bertonatti shall indemnify and hold harmless Capital, Blackstone Calling Card, Inc., Blackstone Calling the World, Inc., Blackstone Wireless, Inc., Blackstone OTC Corporation, Blackstone Marketing, Inc., Blackstone Distribution, Inc., Blackstone Online, Inc., Blackstone E-Commerce, Inc., A Communications, Inc., Blackstone 10-10-132, Inc., Pre-Paid Internet Distributors, Inc., Blackstone One Plus, Inc., Blackstone One Plus, Inc., Blackstone, Inc., Blackstone POS, Inc., Blackstone, ISP, Inc., www.blackstonecallingcard.com, inc., Blackstone Merchant Services, Inc., and Arias (collectively, the “Indemnified Parties”) from any and all demands, liabilities, obligations, actions, claims, damages, penalties, causes of action, judgments, interest, penalties, costs and expenses (including without limitation, reasonable attorneys' fees at the trial, appellate and post-judgment levels) asserted against, imposed upon or incurred by the Indemnified Parties by reasons of or resulting from, or otherwise in connection with, any obligation of Blackstone Communications unless the outstanding obligation was incurred by Blackstone Communications prior to April 1, 2004.

9.   Breach of Agreement.  In any action for breach of this Agreement, the prevailing Party shall be entitled to recover its attorneys’ fees and costs incurred in such action.  The Agreement is specifically enforceable by injunctive relief.  In the event any Party breaches the non-monetary provisions of this Agreement, all Parties agree that there is no adequate remedy at law and that the granting of an injunction is appropriate to enforce compliance with this Agreement.

10.  Mutual Release by All Parties Excepting the Obligations of this Agreement. Except as specifically stated herein, each Party hereby releases each other Party and that Party’s parents, subsidiaries, related entities, heirs, assigns, successors in interest, and its or their respective officers, directors, shareholders, members, employees, agents, and attorneys, from any and all claims, demands, causes of action and damages, known or unknown, whether for injury or damage to person or to property or otherwise, at law or in equity, which now exist or may hereafter accrue in their favor upon the basis of facts existing, whether known or unknown, from the beginning of time to the Effective Date, including without limitation, any claims which were raised or could have been raised in the Litigation; except that Qualmax does not hereby release Worldwide, Bertonatti, Costa, and Moffly for any claims, and Worldwide, Bertonatti, Costa, and Moffly do not hereby release Qualmax for any claims.

11.  Covenant Not to Sue.    The Parties agree that from this day forward they will not file any legal action against any other Party or any Affiliate of any Party alleging violation of any intellectual property rights including, but not limited to, copyright, patent, and/or trade secrets.  For the purposes of this paragraph, Affiliate is defined as any business entity which is or at any time has been owned, in whole or in part, by any Party or combination of Parties.

12.  Authority.   The Parties, and those persons executing this Agreement on behalf of the Parties, represent that those persons executing this Agreement are authorized to do so.

13.  Construction.  Each Party has been represented by counsel, or has had the opportunity to be represented by counsel, and each Party had the opportunity to review and revise this Agreement.  No Party to this Agreement (nor any attorney for any Party) shall be deemed to be the drafter of this Agreement.  Any rule of construction under Florida law requiring that ambiguities be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

            14.   Choice of Law/Venue Law Governing.  This Agreement shall be interpreted, construed, and governed in accordance with the laws of the State of Florida, without regard to any conflicts of law principles of Florida law.  The Parties agree that in any action arising from or relating to the Agreement all Parties are subject to personal jurisdiction in the State of Florida.  Further, any action arising from or relating to this Agreement, venue shall exclusively be in a court of competent jurisdiction in Miami-Dade County, Florida.

             15.  Counterparts and Facsimile.  This Agreement may be executed in one or more counterparts, all of which taken together will constitute one in the same instrument. Legible facsimile signatures shall be acceptable as originals; provided, however, that upon request by any Party, any other Party shall provide an originally executed signature page to such Party.

 16.  Entire Agreement and Amendement.  This Agreement constitutes the complete and final agreement between the Parties, and supersedes all prior negotiations, agreements, and understandings between the Parties concerning its subject matter.  This Agreement may be amended or modified in whole or in part, at any time only by an agreement in writing, signed by both Parties, and supported by additional consideration.

             17.  Survival.  The respective rights and obligations of the Parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

             18.  Further Acts.  The Parties shall each, without further consideration, execute such additional documents as may be reasonably required in order to carry out the purposes and intent of this Agreement and to fulfill the material obligations of the respective Parties hereto.

             19.   No Waiver; Remedies Cumulative.  No failure on the part of a Party hereunder to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  Except as otherwise set forth herein, remedies herein provided are cumulative and not exclusive of any other remedy provided by law.

             20.   Notices.  Unless otherwise provided in this Agreement, any notice, request, instruction or other communication to be given hereunder by any Party to the other shall be in writing and (i) delivered personally, (ii) electronically mailed or faxed, if such information has been provided (such notice effective with delivery confirmation), (iii) mailed by certified mail, postage prepaid, (such notice to be effective three (3) business days after the date it is mailed), or (iv) sent by recognized international over-night courier such as Federal Express (such notice to be effective one (1) business day after the date it is sent) at the address set forth under each Party’s signature below (or such other address as shall be given in writing by either Party to the other).

             21.  Assignment.  The Parties agree that this Agreement may not be assigned by any Party.

              22.    Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement; provided that if the prohibition or invalidation of any provision of this Agreement materially diminishes the consideration payable to any Party hereunder, such Party shall have the right to rescind this Agreement and the transactions contemplated hereunder.

             23.     Headings.   The headings to the paragraphs and sections of this Agreement are intended for the convenience of the Parties only and shall in no way be held to explain, modify, amplify, or aid in the interpretation of the provisions hereof.

             24.     Binding.  The provisions of this Agreement shall be binding upon the successors, heirs, personal representatives and assigns of each Party executing this Agreement and shall inure to the benefit of the successors, heirs, personal representatives and assigns of the other Parties executing this Agreement.  It is expressly understood that the failure of any Party named herein to execute this Agreement does not affect the validity or enforceability of this Agreement with respect to any executing Party.

[SIGNATURE PAGES TO FOLLOW]

CAPITAL SECURITIES, LLC

By:  /s/ Michael Acton

Michael Acton, President
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

BLACKSTONE COMMUNICATIONS COMPANY

By:  /s/ Michael Acton

Michael Acton, President
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

CARLOS BERTONATTI

By:_________________________________

___________________________________
Print Name

Title:_______________________________

Date: _______________________________

Address:_____________________________

____________________________________

WORLDWIDE PIN PAYMENT CORP.

By:__________________________________

_____________________________________
Print Name

Date:________________________________

Address:_____________________________

____________________________________

QUALMAX, INC./NEW WORLD BRANDS, INC.

By:  M. David Kamrat

M. David Kamrat, CEO
Print Name

Title: _______________________________

Date:________________________________

Address:_____________________________

____________________________________

BERCOS COMMUNICATIONS, INC.

By:  /s/ Michael Acton

Michael Acton, President
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

LUIS ARIAS

By:  /s/ Luis Arias

Luis Arias
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

BLACKSTONE CALLING CARDS, INC.

By:  /s/ Michael Acton

Michael Acton, President
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

PINSERVE, LLC

By: /s/ Michael Acton

/s/ Michael Acton, President
Print Name

Title:_______________________________

Date: _______________________________

Address:_____________________________

____________________________________

EXIGENT TECHNOLOGY, INC. By: /s/ Michael Acton Michael Acton, President Print Name Date:________________________________ Address:_____________________________ ____________________________________
BLACKSTON POS, INC.

By:  /s/ Michael Acton

Michael Acton, President
Print Name

Title: _______________________________

Date:________________________________

Address:_____________________________

____________________________________

TOUCH-N-BUY, LLC.

By:  /s/ Michael Acton

Michael Acton, President
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

JAIME COSTA

By:_________________________________

____________________________________
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

ANGEL PACHECO

By:________________________________

__________________________________
Print Name

Title: _______________________________

Date:_______________________________

Address:_____________________________

____________________________________

TED MOFFLY

By:_________________________________

____________________________________
Print Name

Date:________________________________

Address:_____________________________

____________________________________

By: __________________________________

_____________________________________
Print Name

Date:_________________________________

Address:_____________________________

____________________________________